Exhibit 99.1

Gannett and Tipico Announce Strategic Sports Betting Agreement

Multi-year deal powered by Tipico’s proprietary technology and gaming data, and
USA TODAY NETWORK’s scale and fanbase

McLEAN, VA – July 27, 2021 – Gannett Co., Inc (“Gannett”, “we”, “us”, “our” or “the Company”) (NYSE:GCI), today announced an exclusive agreement with Tipico USA Technology, Inc. (“Tipico”), a U.S.-based subsidiary of European based Tipico Group of Companies., the leading sports betting provider in Germany, utilizing their Tipico Sportsbook brand. This strategic alliance leverages the power and breadth of the USA TODAY NETWORK consisting of more than 250 daily local sites including The Indy Star and Detroit Free Press, and its USA TODAY Sports Media Group, including in-depth USA TODAY Sports coverage across the country with over 200 additional sports sites in the portfolio, such as For The Win, Golfweek, and MMA Junkie.

“Our highly engaged audience of more than 46 million sports fans crave analysis, betting insights, odds and unique features which we will provide with our Tipico alliance,” said Michael Reed, Gannett Chairman and Chief Executive Officer. “Tipico adds incredible expertise from their European operations and next generation product capabilities, which offer our sports enthusiasts and local consumers a way to become even more invested in the games and sports they care about.”

Transaction Highlights
•	Tipico to become the exclusive sports betting and iGaming provider for Gannett, with integration of odds, props, free to play games and betting trends across the USA TODAY NETWORK.
•	The five-year agreement includes $90 million in media spend by Tipico together with performance incentives payable to Gannett for customer referrals.
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Subject to certain conditions being met over the five-year term of the agreement, Gannett will have the right to acquire up to 4,990 common shares in Tipico’s US business, representing a minority interest. The exercise of such right will be subject to applicable laws including applicable gaming regulations.

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Gannett will provide Tipico exclusive access to premium marketing assets at a pre-negotiated value based upon the expected aggregate sum of the cash consideration, performance incentives, and right to acquire common shares.

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These assets will focus on integrating year-round custom content across the USA TODAY NETWORK, including video series, columns, blog posts, newsletters, contests, social media and events, beginning with the 2021 NFL season.

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Additionally, Tipico will co-brand all NFL Wire Team sites and For The Win, including a re-launch of the Bets subsection to “Bet For The Win, powered by Tipico Sportsbook” and providing co-branded digital odds pages throughout the USA TODAY NETWORK, in print and digital.

“We are thrilled to gain exclusive access to Gannet’s portfolio of iconic brands and premium digital properties,” said Adrian Vella, Tipico U.S. Chief Executive Officer. “Integrating their leading media properties with Tipico Sportsbook marks an important moment as we begin our acceleration in the U.S. Gannett’s best-in-class editorial operations and massive local footprint, partnered with Tipico’s game changing technology, including end-to-end proprietary sports betting and iGaming products, will offer U.S. fans a slam dunk combination.”

Gannett is uniquely positioned to reach sports enthusiasts through its footprint in over 250 communities across the U.S., and with more than 500 respected sports journalists covering both professional and college sports and writing for dedicated NFL, NBA, and college football fan sites such as HoopsHype, Broncos Wire, Rockets Wire and Buckeyes Wire. The Company also plans to invest in talent across product and editorial divisions to develop new, innovative experiences and content for its sports readers. The Company plans to also leverage its live events and promotions division, USA TODAY NETWORK Ventures, to help drive awareness and activations during popular sports seasons.

“This historic agreement with Gannett, one of the most trusted names in global news, media and sports, will immediately bring additional credibility and trust to Tipico Sportsbook’s U.S. operations,” said Stephen Krombolz, Tipico Vice President of U.S. Business Development and Strategy. “These assets will serve as a key component of our North American marketing strategy, driving awareness of the Tipico brand and our products among Gannett’s millions of readers, viewers and listeners – ultimately delivering fantastic acquisition and retention opportunities as we prepare to scale rapidly in the U.S.”

Product integrations are expected to begin in August to complement the start of the NFL season. USA TODAY Sports Media Group audiences across digital platforms will experience new integrations powered by Tipico Sportsbook’s betting odds on digital sites. For residents in Colorado and New Jersey, where Tipico operations will be live this fall, readers will experience a seamless integration to Tipico’s Sportsbook. Visitors to any other USA TODAY Sports Media Group sites will find a listing of sports betting odds and sports betting content, as well as iGaming, free to play games and sweepstakes. In addition, readers of USA TODAY and many local print newspapers within the USA TODAY NETWORK will find Tipico betting odds within the Sports section.

ABOUT GANNETT
Gannett Co., Inc. (NYSE: GCI) is a subscription-led and digitally focused media and marketing solutions company committed to empowering communities to thrive. With an unmatched reach at the national and local level, Gannett touches the lives of millions with our Pulitzer Prize-winning content, consumer experiences and benefits, and advertiser products and services. Our current portfolio of media assets includes USA TODAY, local media organizations in 46 states in the U.S., and Newsquest, a wholly owned subsidiary operating in the United Kingdom with more than 120 local news media brands. Gannett also owns the digital marketing services companies ReachLocal, Inc., UpCurve, Inc., and WordStream, Inc., which are marketed under the LOCALiQ brand, and runs the largest media-owned events business in the U.S., USA TODAY NETWORK Ventures. To connect with us, visit www.gannett.com.

About Tipico U.S.
Tipico is a U.S. sportsbook originally founded in Europe in 2004. As the leading sports betting provider in Germany and one of the top sports betting companies worldwide, Tipico offers digital and mobile betting entertainment across 30 different sports and invests heavily in the development of technologies that make the sports betting experience better and safer, placing the highest value on player protection. Tipico Group Ltd. employs over 1,800 people worldwide and another 4,200 people working in the Tipico associated franchise network. Launched in the United States in 2020, Tipico is a fast-rising player in the space, with established U.S. operations and business headquarters in Hoboken, New Jersey. For more information, please visit www.tipico.com/us, or www.tipico-group.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain items in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the strategic alliance and sports betting agreement, and our future plans and expectations. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties. These and other risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond our control. The Company can give no assurance its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Gannett Investor Relations Contact
Trisha Gosser
SVP, Finance & Investor Relations
703-854-3000
investors@gannett.com

Gannett Media Contact
Lark-Marie Anton
Senior Vice President, Communications
(646) 906-4087
lark@gannett.com

Tipico Media Contact
Keith Gormley
VP, US Marketing
Keith.gormley@tipico.com